Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AccessKey IP, Inc. (the "Company") for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned George Q. Stevens, Chief Executive Officer and Bruce M. Palmer, Chief Financial Officer of AccessKey IP, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2009	/s/ George Q. Stevens
George Q. Stevens
Chief Executive Officer

/s/ Bruce M. Palmer
Bruce M. Palmer
Chief Financial Officer